Exhibit 10.29

AMENDMENT NO. 3

TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 4, 2013 (this “Amendment”) to the Amended and Restated Credit Agreement, dated as of September 10, 2012, among Virtus Investment Partners, Inc. (the “Borrower”), the Lenders party thereto, PNC Bank, National Association, as Syndication Agent, and The Bank of New York Mellon, as Administrative Agent (in such capacity, the “Agent”), the Swingline Lender, and as Issuing Bank, as amended by Amendment No. 1, dated as of July 2, 2013 and Amendment No. 2, dated as of September 18, 2013 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

RECITALS

I. Capitalized terms used herein and not herein defined shall have the meanings set forth in the Credit Agreement.

II. The Borrower desires to amend the Credit Agreement upon the terms and conditions herein contained, and the Agent and Required Lenders have agreed thereto upon the terms and conditions herein contained.

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Paragraph (h) of the definition of “Permitted Encumbrances” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(h) (1) Liens on Margin Stock to the extent that a prohibition on such Liens would violate Regulation U and (2) Liens in favor of a Securities Intermediary (x) on securities held in a Securities Account (as defined in the Security Agreement) representing investments permitted by Section 7.4(i)(v), having a fair market value not in excess of $10,000,000 at any one time outstanding and (y) securing only the liabilities of the Loan Parties for call options written by the Loan Parties in respect of such securities.

2. Section 6.13(a) of the Credit Agreement is hereby amended to insert at the end of such Section the following sentence:

Notwithstanding anything to the contrary in this paragraph (a) or in paragraph (b) of this Section, neither the Borrower nor any Subsidiary Guarantor shall be obligated to hold any investment made by the Borrower or such Subsidiary Guarantor, as the case may be, pursuant to Section 7.4(i)(v) in a Blocked Account (as defined in the Security Agreement).

3. Paragraphs 1 and 2 of this Amendment shall not be effective unless and until the following conditions precedent shall have been satisfied (the “Amendment Effective Date”):

(a) the Agent (or its counsel) shall have received from the Borrower, each Subsidiary Guarantor and Required Lenders either (i) a counterpart of this Amendment signed on behalf of each such Person, or (ii) written evidence satisfactory to the Agent (which may include facsimile or e-mail transmission of a signed signature page of this Amendment) that each such Person has signed a counterpart of this Amendment;

(b) the Borrower, each Subsidiary Guarantor and the Agent shall have entered into an amendment, in the form of Exhibit A, to the Security Agreement (the “Security Amendment”); and

(c) the Agent shall have received all fees and other amounts due and payable by the Borrower on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including attorneys’ fees).

4. The Borrower and each Subsidiary Guarantor hereby (a) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and all of its obligations thereunder and agrees and admits that (i) it has no defense to any such obligation, (ii) it shall not exercise any setoff or offset to any such obligation, and (iii) to its knowledge, it does not have any claim against any Credit Party arising out of the transactions contemplated by the Loan Documents, and (b) represents and warrants that (i) no Default or Event of Default has occurred and is continuing and (ii) all of the representations and warranties made by it in the Loan Documents are true and correct in all material respects, both immediately before and after giving effect to this Amendment.

5. By signing below, (a) each Subsidiary Guarantor consents to this Amendment, and (b) Required Lenders hereby authorize and direct the Agent to execute and deliver the Security Amendment.

6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

7. The Credit Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no amendment herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment or other modification in respect of any other term or condition of any Loan Document.

8. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Amended and Restated Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

VIRTUS INVESTMENT PARTNERS, INC.

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Chief Financial Officer

THE BANK OF NEW YORK MELLON, individually, as Swingline Lender, Issuing Bank and as the Administrative Agent

By:	/s/ Richard G. Shaw
Name:	Richard G. Shaw
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alaa Shraim
Name:	Alaa Shraim
Title:	Vice President

CITBANK, N.A.

By:	/s/ Dane Graham
Name:	Dane Graham
Title:	Director

ROYAL BANK OF CANADA

By:	/s/ Greg DeRise
Name:	Greg DeRise
Title:	Authorized Signer

Virtus Investment Partners, Inc. – Amendment No. 3 to Amended and Restated Credit Agreement

Each of the Subsidiary Guarantors, by signing below, hereby acknowledges and agrees to the Amendment:

DUFF & PHELPS INVESTMENT MANAGEMENT CO.

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Treasurer

EUCLID ADVISORS LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Treasurer

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Senior Vice President & Chief Financial Officer

RUTHERFORD FINANCIAL CORPORATION

By:	/s/ David Hanley
Name:	David Hanley
Title:	Vice President & Treasurer

NEWFLEET ASSET MANAGEMENT LLC (f/k/a SCM ADVISORS LLC)

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Senior Vice President & Chief Financial Officer

Virtus Investment Partners, Inc. – Amendment No. 3 to Amended and Restated Credit Agreement

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Chief Financial Officer

VIRTUS PARTNERS, INC.

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President, Chief Financial Officer

ZWEIG ADVISERS, LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Chief Financial Officer

RAMPART INVESTMENT MANAGEMENT COMPANY, LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Chief Financial Officer

VIRTUS FUND SERVICES, LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President and Treasurer

Virtus Investment Partners, Inc. – Amendment No. 3 to Amended and Restated Credit Agreement

EXHIBIT A

Amendment No. 2 to Security Agreement

See attached.

Virtus Investment Partners, Inc. – Amendment No. 3 to Amended and Restated Credit Agreement